UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

The Staffing Group, ltd.

(Exact name of registrant as specified in its charter)

Nevada	333-185083	99-0377457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Poydras Street, Suite 1165

New Orleans, LA 70130

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (504) 525-7955

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

On May 29, 2014, officers of The Staffing Group, Ltd. (the “Company”) gave a presentation to analysts and investors at the Marcum MicroCap Conference. A copy of the Company’s presentation is being furnished as Exhibit 99.1 hereto.

The information in this Form 8-K.(including the Exhibits) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by referenced in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referenced in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1*	Company presentation at the Marcum MicroCap Conference on May 29, 2014.

* The Investor Presentation is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE STAFFING GROUP, LTD.

Date: May 29, 2014	By:	/s/ Brian McLoone
Brian McLoone Chief Executive Officer